Supplement dated May 30, 2025
to the following statutory prospectus(es):
BOA The Next Generation II FPVUL, Nationwide YourLife Protection VUL - New York, Nationwide YourLife Accumulation VUL - New York, Nationwide YourLife Survivorship VUL - New York, Nationwide YourLife Protection VUL - Nationwide Life and Annuity Insurance Company, Marathon Performance VUL, Nationwide YourLife Accumulation VUL - Nationwide Life and Annuity Insurance Company and Nationwide YourLife Survivorship VUL dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1. The following underlying mutual fund is offered as an investment option under the policy.
Effective June 18, 2025, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Nationwide Variable Insurance Trust - NVIT Calvert Equity Fund: Class II	Nationwide Variable Insurance Trust - NVIT GQG US Quality Equity Fund: Class II
2. Effective June 20, 2025, Nationwide Variable Insurance Trust - NVIT Fidelity Institutional AM(R) Emerging Markets Fund: Class I will reopen and will be made available to all policy owners.
PROS-1001